SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                           FORM 8-K

                        CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)
                        August 6, 1998

             STRUCTURAL DYNAMICS RESEARCH CORPORATION
      (Exact name of registrant as specified in its charter)


   Ohio                      0-16230               31-0733928
(State of incorporation                       (I.R.S. Employer
or organization)        (Commission File No.)  Identification No.)


200 Eastman Drive, Milford, Ohio                     45150
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (513) 576-2400

                             N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events

     On August 6, 1998, the Directors of Structural Dynamics Research Corporation (the "Company") declared a dividend distribution of one Right (a "Right") for each outstanding share of the Company's Class A Common Stock, no par value per share, (collectively, the "Common Shares"). The Rights will issue at the close of business on August 10, 1998 (the "Record Date") to the shareholders of record on that date. The terms of the Rights are set forth in a Rights Agreement, dated August 10, 1998, (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, an Illinois banking association (the "Rights Agent").

     Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $110.00 per share (the "Purchase Price"), subject to adjustment as described in the Rights Agreement. The Rights will expire on August 10, 2008, unless earlier redeemed by the Company as described below.

     Until the Distribution Date (as described below), the Rights will be evidenced by the Common Share certificates. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or early redemption or expiration of the Rights),
(i) newly-issued certificates for the Common Shares issued upon transfer or new issuance of Common Shares will contain the notation incorporating the Rights Agreement by reference, and (ii) the surrender for transfer of any certificates for Common Shares will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     The Rights are not exercisable until the earlier to occur of:
(i) ten days following a public announcement by the Company that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Shares, or (ii) ten business days following the commencement of a tender offer or exchange offer for 20% or more of such outstanding Common Shares. (The earlier of such dates, unless extended by the Directors, shall hereinafter be referred to as the "Distribution Date.")

     As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Rights
Certificates") will be mailed to holders of record of the Common
Shares as of the close of business on the Distribution Date and such separate Rights Certificates will thereafter evidence the Rights, which may then be traded apart from the Common Shares.

     The Purchase Price payable upon exercise of the Rights, and the number of Common Shares or other securities or property issuable upon exercise, are subject to adjustment from time to time to prevent dilution upon (i) a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) the grant to holders of the Common Shares of certain rights, options, or warrants to subscribe for Common Shares or convertible securities at less than the current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular dividends) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

     In the event that (i) the Company is the surviving corporation in a merger with an Acquiring Person and the Company's Common Shares are not changed or exchanged, (ii) a Person becomes the beneficial owner of more than 20% of the outstanding Common Shares, (iii) an acquiring person engages in one or more self-dealing transactions specified in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs that results in such Acquiring Person's ownership interest being increased by more than one percent, a "Flip-In Event" will have occurred, and each holder of a Right, upon exercise thereof at the Exercise Price, that number of Common Shares having a market value of two times the Exercise Price of the Right.

     In the event that: (i) the Company is acquired in a merger or other business transaction in which the Company is not the surviving corporation, or (ii) 50% or more of the Company's assets or earning power is sold or transferred, a "Flip-Over Event" shall have occurred and each holder of a Right shall, upon the exercise thereof at the Exercise Price, have the right to receive that number of shares of Common Stock of the acquiring company having a value equal to two times the Exercise Price. (Flip-In Events and Flip-Over Events are referred to collectively as "Triggering Events.")

     Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by an Acquiring Person shall not be exercisable following the occurrence of a Triggering
Event.

     No fractional shares will be issued and in lieu thereof, adjustment in cash will be made based upon the market price of the Common Shares on the last trading day prior to the date of exercise.

     Prior to August 10, 2008, at any time prior to the later of (i) the Distribution Date or (ii) the date of the first Triggering Event, the Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Rights Agreement may be amended by the Company and the Rights Agent without the approval of any holders of the Rights at any time and from time to time.

     This Summary Description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

4.1     Rights Agreement dated as of August 10, 1998, between
Structural Dynamics Research Corporation and Harris Trust and
Savings Bank, an Illinois banking corporation, as Rights Agent.

99.1     Press release, dated August 6, 1998.


                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

             STRUCTURAL DYNAMICS RESEARCH CORP.



Date: August 6, 1998     By:/s/John A. Mongelluzzo
                               John A. Mongelluzzo
                               Vice President, Secretary and
                               General Counsel

                           EXHIBIT 4.1













                STRUCTURAL DYNAMICS

                RESEARCH CORPORATION

                       AND

             HARRIS TRUST AND SAVINGS BANK

                    RIGHTS AGENT








                   RIGHTS AGREEMENT

             Dated as of August 10, 1998

               TABLE OF CONTENTS

ARTICLE 1CERTAIN DEFINITIONS     5
ARTICLE 2APPOINTMENT OF RIGHTS AGENT     7
ARTICLE 3 ISSUE OF RIGHTS CERTIFICATES     8
ARTICLE 4FORM OF RIGHTS CERTIFICATES     9
ARTICLE 5  COUNTERSIGNATURE AND REGISTRATION     10
ARTICLE 6     TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE
     OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED,
     LOST OR STOLEN RIGHTS CERTIFICATES     11
ARTICLE 7EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE     12
ARTICLE 8CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES     14
ARTICLE 9RESERVATION AND AVAILABILITY OF CAPITAL STOCK     14
ARTICLE 10CAPITAL STOCK RECORD DATE     15
ARTICLE 11ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF
 RIGHTS     16
ARTICLE 12CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER
     OF SHARES     24
ARTICLE 13CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING
POWER     25
ARTICLE 14FRACTIONAL RIGHTS AND FRACTIONAL SHARES     27
ARTICLE 15RIGHTS OF ACTION     28
ARTICLE 16AGREEMENT OF RIGHTS HOLDERS     28
ARTICLE 17RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER     29
ARTICLE 18  CONCERNING THE RIGHTS AGENT     29
ARTICLE 19MERGER OR CONSOLIDATION OR CHANGE OF NAME OF
     RIGHTS AGENT     30
ARTICLE 20DUTIES OF RIGHTS AGENT     30
ARTICLE 21CHANGE OF RIGHTS AGENT     32
ARTICLE 22.  ISSUANCE OF NEW RIGHTS CERTIFICATES      33
ARTICLE 23REDEMPTION AND TERMINATION     34
ARTICLE 24NOTICE OF CERTAIN EVENTS     35
ARTICLE 25     NOTICES     36
ARTICLE 26SUPPLEMENTS AND AMENDMENTS     37
ARTICLE 27SUCCESSORS     37
ARTICLE 28DETERMINATIONS AND ACTIONS BY THE BOARD OF
     DIRECTORS, ETC.     38
ARTICLE 29BENEFITS OF THIS AGREEMENT     38
ARTICLE 30SEVERABILITY     38
ARTICLE 31GOVERNING LAW     39
ARTICLE 32     COUNTERPARTS     39
ARTICLE 33 DESCRIPTIVE HEADINGS     39
EXHIBIT AFORM OF RIGHTS CERTIFICATE     A-1
EXHIBIT B
     FORM OF SUMMARY OF RIGHTS     B-1

                    RIGHTS AGREEMENT

     This Rights Agreement, dated as of August 10, 1998 (hereinafter referred to as the "Agreement"), between Structural Dynamics Research Corporation, an Ohio corporation (hereinafter referred to as the "Company"), and Harris Trust and Savings Bank, an Illinois banking corporation (hereinafter referred to as the "Rights Agent").

                   W I T N E S S E T H

     WHEREAS, on August 6, 1998 (hereinafter referred to as the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of the Class A Common Stock without par value of the Company (hereinafter collectively referred to as "Class A Common Stock", "Common Stock" or "Common Shares") outstanding at the close of business on August 10, 1998 (hereinafter referred to as the "Record Date"), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11.15 hereof) for each share of the Common Stock of the Company issued (whether originally issued or delivered from the Company's treasury) between the Record Date and the Distribution Date, each Right initially representing the right to purchase one share of Class A Common Stock (hereinafter referred to as "Class A Common Stock" or "Class A Common Shares") of the Company having the same rights, powers and preferences for the Company's Class A Common Stock set forth in the Amended Articles of Incorporation of the Company, upon the terms and subject to the conditions hereinafter set forth hereinafter referred to as the (the "Rights");

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:


                          ARTICLE 1
                    CERTAIN DEFINITIONS

     For purposes of this Agreement, the following terms have the meanings indicated:

     Section 1.1 "Acquiring Person" shall mean a Person that is the Beneficial Owner of Voting Securities entitling such Person to cast twenty percent (20%) or more of the votes that may be cast generally in an election of Directors of the Company. However, the term "Acquiring Person" shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary of the Company, or any trustee of or fiduciary with respect to any such plan acting in such capacity. Subsidiary shall mean any corporation of which the Company owns, directly or indirectly, fifty percent (50%) or more of the voting stock.

     Section 1.2 "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in The General Rules and Regulations under the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), and shall include any person otherwise acting in the capacity of an "Associate" or "Affiliate".

     Section 1.3 "Beneficial Owner" A Person shall be deemed to be the "Beneficial Owner" of, and shall be deemed to "Beneficially
Own," any securities:

          (a) which such Person, (1) directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any contract, arrangement, understanding, relationship, or otherwise (whether or not in writing) or upon the exercise of conversion rights, warrants or options, or otherwise; or (2) which are beneficially owned, directly or indirectly, (including securities deemed owned through application of clause (1) above, (A) by its "Affiliate" or "Associate" or (B) by any other individual, firm, corporation, or other entity (or any "Affiliate" or "Associate thereof) with which it or its "Affiliate" or "Associate" has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any security under this subparagraph (a);

          (b) which such Person, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any contract, arrangement, understanding, relationship, or otherwise, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," any security under this subparagraph (b) as a result of a contract, arrangement, understanding, relationship, or otherwise, to vote such security if such contract, arrangement, understanding or relationship: (A) arises solely from a revocable proxy given in respect to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13d under the Exchange Act (or any comparable or successor report).

     Section 1.4 "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Ohio or the State of Illinois are obligated by law or executive order to close.

     Section 1.5 "Close of Business" on any given date shall mean
5:00 P.M., Chicago time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Chicago time, on the next succeeding Business Day.

      Section 1.6 Reserved.

     Section 1.7 "Person" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity. A Person, together with such person's Affiliates and Associates, and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to an express agreement), for the purpose of acquiring, holding, voting or disposing of Voting Securities with such Person, shall be deemed a single "Person."

     Section 1.8 "Section 11.1.2 Event" shall mean any event described in Section 11.1.2 (A), (B) or (C) hereof.

     Section 1.9 "Article 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13.1 hereof.

     Section 1.10 "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to
Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

     Section 1.11 "Shareholder" or "Shareholders" shall mean any holder of Common Shares.

     Section 1.12 "Tender Offer" or "Exchange Offer" shall mean an offer to acquire, or an acquisition of, securities subject to and made in accordance with the provisions of Section 14(d) of the Exchange Act.

     Section 1.13 "Trading Day" with respect to stock shall mean a day on which the principal national securities exchange on which such stock is listed or admitted to trading is open for the transaction of business or, if such stock is not listed or admitted to trading on any national securities exchange, a Business Day.

     Section 1.14 "Triggering Event" shall mean any Section 11.1.2 Event or any Article 13 Event.

     Section 1.15 "Voting Securities" shall mean any securities of the Company entitling the holder thereof to vote generally in the election of Directors of the Company.

     Where reference is made in this Agreement to sections of, and the General Rules and Regulations under, the Exchange Act, such reference shall mean such sections and rules as amended from time to time and any successor provisions thereto.


                           ARTICLE 2
                   APPOINTMENT OF RIGHTS AGENT.

     Section 2.1 The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Article 3 hereof, shall prior to the Distribution
Date also be the Shareholders) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.


                           ARTICLE 3
                   ISSUE OF RIGHTS CERTIFICATES.

     Section 3.1 Until the earlier of the Close of Business on the tenth day after the Stock Acquisition Date, or (ii) the Close of Business on the tenth business day after the date that a Tender or Exchange Offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial owner of 20% or more of the Common Stock then outstanding (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3.2 by the certificates of the Common Stock registered in the names of the Shareholders (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferrable only in connection with the transfer of the underlying Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, substantially in the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11.16 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14.1 hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     Section 3.2 If it has not already done so, the Company will, as promptly as practicable following the Record Date, send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company, and if the Company has sent said copy of the Summary of Rights prior to the Record Date, the Company will also send by first class postage prepaid mail a copy of the Summary of Rights to each record holder of the Common Stock on the Record Date who was not already sent a copy of the Summary of Rights. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7.1 hereof), the transfer of any certificates representing Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such Common Stock.

     Section 3.3 Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Structural Dynamics Research Corporation (the "Company") and Harris Trust and Savings Bank (the "Rights Agent") dated as of August 10, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


                           ARTICLE 4
                 FORM OF RIGHTS CERTIFICATES

     Section 4.1 The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Article 11 and Article 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase one share of Class A Common Stock of the Company as shall be set forth therein at the price set forth therein (such exercise price per share hereinafter referred to herein as the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

     Section 4.2     Any Rights Certificate issued pursuant to
Section 3.1 or Article 22 hereof that represents Rights which the Company knows are beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or
(iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of
Section 7.5 hereof, and any Rights Certificates issued pursuant to
Article 6 or Article 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

          The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7.5 of the Rights Agreement.


                           ARTICLE 5
                COUNTERSIGNATURE AND REGISTRATION

     Section 5.1 The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate shall be a proper officer of the Company to sign such Rights Certificates, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     Section 5.2 Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the Certificate number and the date of each of the Rights Certificates.


                           ARTICLE 6
     TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS
CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS
CERTIFICATES

     Section 6.1     Subject to the provisions of Section 4.2,
Section 7.5 and Article 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Class A Common Stock (or, following a Triggering Event, Common Stock Equivalents, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4.2, Section 7.5 and Article 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     Section 6.2 Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.


                           ARTICLE 7
     EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS

     Section 7.1 Subject to Section 7.5 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9.3, Section 11.1.3 and Section 23.1 hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on August 10, 2008 (the "Final Expiration Date"), (ii) the consummation of a transaction contemplated by Section 13.4 hereof, or (iii) the time at which the rights are redeemed as provided in Article 23 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date").

     Section 7.2 The Purchase Price for each share of Class A Common Stock pursuant to the exercise of a Right shall initially be $110.00, and shall be subject to adjustment from time to time as provided in Article 11, Section 13.1 and Section 26.1 hereof and shall be payable in accordance with Section 7.3 below.

     Section 7.3 Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Class A Common Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20..111 hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Class A Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Class A Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or
(B) if the Company shall have elected to deposit the total number of shares of Class A Common Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent depository receipts representing such number of shares of Class A Common Stock as are to be purchased (in which case certificates for the Class A Common Stock represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Company will direct the depository agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Article 14 hereof, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11.1.3 hereof) may be made (x) in cash or by certified bank check or money order payable to the order of the Company, or (y) by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of shares of the Common Stock of the Company equal to the then Purchase Price divided by the closing price (as determined pursuant to Section 11.4 hereof) per Common Share on the Trading Day immediately preceding the date of such exercise. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to
Section 11.1 hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

     Section 7.4 In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Article 14 hereof.

     Section 7.5 Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section
11.1.2 Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7.5, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise; provided, however, that the Rights held by an Acquiring Person, an Affiliate or Associate of an Acquiring Person or the transferees of such persons referred to above shall not be voided unless the Acquiring Person in question or an Affiliate or Associate of such Acquiring Person shall be involved in the transaction giving rise to the Section 11.1.2 Event. The Company shall use all reasonable efforts to insure that the provisions of this Section 7.5 and
Section 4.2 hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

     Section 7.6 Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Article 7 unless such registered holder (i) shall have completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.


                           ARTICLE 8
      CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES

     Section 8.1 All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.


                           ARTICLE 9
         RESERVATION AND AVAILABILITY OF CAPITAL STOCK.

     Section 9.1 The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Class A Common Stock (and, following the occurrence of a Triggering Event, out of its remaining Class A Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Class A Common Stock (and, following the occurrence of a Triggering Event, its remaining Class A Common Stock and/or other securities) that, as provided in this Agreement including Section 11.1.3 hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

     Section 9.2 So long as the Class A Common Stock (and, following the occurrence of a Triggering Event, its remaining Class A Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     Section 9.3 The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11.1.2 Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11.1.3 hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933 (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and
(B) the date of the expiration of the Rights. The company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (Q) of the first sentence of this Section 9.3, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

     Section 9.4 The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Class A Common Stock (and, following the occurrence of a Triggering Event, its remaining Class A Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

     Section 9.5 The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect to the issuance or delivery of the Rights Certificates and of any certificates for a number of shares of Class A Common Stock (or remaining Class A Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of shares of Class A Common Stock (or remaining Class A Common Stock and/or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of shares of Class A Common Stock (or remaining Class A Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.


                           ARTICLE 10
                   CAPITAL STOCK RECORD DATE

     Section 10.1 Each person in whose name any certificate for a number of shares of Class A Common Stock (or remaining Class A Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional share of Class A Common (or remaining Class A Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Class A Common Stock (or remaining Class A Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Class A Common Stock (or remaining Class
A Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any pre-emptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.


                           ARTICLE 11
        ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF
                  SHARES OR NUMBER OF RIGHTS.

     Section 11.1 The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Article 11.

          Section 11.1.1 In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Class A Common Stock payable in shares of Class A Common Stock, (B) subdivide the outstanding shares of Class A Common Stock, (C) combine the outstanding shares of Class A Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Class A Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1 and
Section 7.5 hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Class A Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Class A Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Class A Common Stock transfer books were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this
Section 11.1.1 and Section 11.1.2 hereof, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11.1.2 hereof.

          Section 11.1.2     In the event:

                    (A) any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall merge or consolidate with or into the Company and the Company shall be the continuing or surviving corporation of such merger or consolidation and the Common Stock of the Company shall remain outstanding and unchanged, (2) shall, in one transaction or a series of related transactions, transfer any assets to the Company or to any of its Subsidiaries in exchange (in whole or in part) for Common Stock, for shares of other equity securities of the Company, or for securities exercisable for or convertible into shares of equity securities of the Company (Common Stock or otherwise) or otherwise obtain from the Company, with or without consideration, any additional shares of such equity securities or securities exercisable for or convertible into shares of such equity securities (other than pursuant to a pro rata distribution to all holders of Common Stock), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from or with (as the case may be) the Company or any of its Subsidiaries, assets on terms and conditions less favorable to the Company than the Company would be able to obtain in arm's length negotiation with an unaffiliated third party, other than pursuant to a transaction set forth in Section 13.1 hereof, (4) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of in one transaction or a series of related transactions, to, from or with (as the case may be) the Company or any of the Company's Subsidiaries (other than incidental to the lines of business, if any, engaged in as of the date hereof between the Company and such Acquiring Person or Associate or Affiliate) assets having an aggregate fair market value of more than $10,000,000, other than pursuant to a transaction set forth in
Section 13.1 hereof, (5) shall receive any compensation from the Company or any of the Company's Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or its Subsidiaries') past practices,
(6) shall receive the benefit, directly or indirectly (except proportionately as a shareholder and except if resulting from a requirement of law or governmental regulation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries, or (7) shall engage in any other transaction involving the Company of any of its Subsidiaries, which transaction is deemed by the Board of Directors of the Company to be material, or

                    (B) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall, at any time after the Rights Dividend Declaration Date, become the Beneficial Owner of 20% or more of the Common Stock then outstanding, unless the event causing the 20% threshold to be crossed is a transaction set forth in
Section 13.1 hereof, or

                   (C) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries, other than a transaction or transactions to which the provisions of Section 13.1 apply (whether or not with or into or otherwise involving an Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries which is directly or indirectly beneficially owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person, then, promptly following the first occurrence of a Section 11.1.2 Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7.5 hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of shares of Class A Common Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of shares of Class A Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11.1.2 Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by either 50% of the current market price (determined pursuant to Section 11.4 hereof) per share of the Company's Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares"), or, if two-thirds of the Board of Directors of the Company so determine, by such other percentage as the Board of Directors of the Company, in its discretion, deems appropriate and necessary to attempt to insure fair value to the Shareholders. "Fair Value" shall be determined by at least a majority of the members of the Board of Directors who are not officers of the Company, after receiving advice from one or more investment banking firms and after taking into consideration all factors which such members of the Board of Directors deem relevant, including, without limitation, the Prices and terms which such members of the Board of Directors believe, in good faith, could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value.

          Section 11.1.3 In the event that the number of shares of the Class A Common Stock which are authorized by the Company's Articles but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11.1.1, or in the event that two-thirds of the Board of Directors of the Company believe it is in the best interests of the Company and its Shareholders to do so, the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) or other equity securities of the Company (including, without limitation, preferred shares or units of preferred shares) which the Board of Directors of the Company has deemed (based, among other things, on the dividend and liquidation rights of such preferred shares) to have substantially the same economic value as Class A Common Stock (such preferred shares, hereinafter referred to as "Common Share Equivalents"), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value where such aggregate value has been determined by the Board of Directors of the Company after considering the advice of an investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11.1.2 Event and (y) the date on which the Company's right of redemption pursuant to Section 23.1 expires (the later of (x) and (y) being referred to herein as the "Section 11.1.2 Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Class A Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Class A Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section
11.1.2 Trigger Date, in order that the Company may seek Shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11.1.3, the Company (x) shall provide, subject to Section 7.5 hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value per share of the Class A Common Stock shall be the current market price (as determined pursuant to Section 11.4 hereof) per share of Class A Common Stock on the Section 11.1.2 Trigger Date and the value of any Common Share Equivalent shall be deemed to have the same value as the Class A Common Stock on such date.

     Section 11.2 In case the Company shall fix a record date for issuance of rights, options or warrants to all holders of Class A Common Stock entitling them to subscribe for or purchase
(for a period expiring within forty-five (45) calendar      days
after such record date) shares of Class A Common Stock (or shares having the same rights, privileges and preferences as the Class A Common Stock ("Equivalent Common Shares")) or securities convertible into Class A Common Stock or Equivalent Common Shares at a price per share of Class A Common Stock or per Equivalent Common Share (or having a conversion price per share, if a security convertible into Class A Common Stock or Equivalent Common Shares) less than the current market price (as determined pursuant to Section 11.4 hereof) per share of Class A Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding on such record date, plus the number of shares of Class A Common Stock which the aggregate offering price of the total number of shares of Class A Common Stock and/or Equivalent Common Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Class A Common Stock outstanding on such record date, plus the number of additional shares of Class A Common Stock and/or Equivalent Common Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Class A Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     Section 11.3 In case the Company shall fix a record date for a distribution to all holders of Class A Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular dividend out of the earnings or retained earnings of the Company), assets (other than a regular dividend referred to above or dividend payable in shares of Class A Common Stock, but including any dividend payable in stock other than Class A Common Stock) or subscription rights or warrants (excluding those referred to in Section 11.2 hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section
11.4 hereof) per share of Class A Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Class A Common Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11.4 hereof) per share of Class A Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

     Section 11.4 For the purpose of any computation hereunder, other than computations made pursuant to Section 11.1.3 hereof, the "current market price" per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Class A Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11.1.3 hereof, the "current market price" per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Class A Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the current market price per share of Class A Common Stock is determined during a period following the announcement by the issuer of such share of Class A Common Stock of (A) a dividend or distribution on such share of Class A Common Stock payable in Class A Common Stock or securities convertible into Class A Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Class A Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Class A Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the-high bid and low-asked prices in the over-the-counter market, as reported by the Nasdaq National Market ("Nasdaq") or such other system then in use, or, if on any such date the Class A Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Class A Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used as the current market price. If the Class A Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

     Section 11.5     Anything herein to the contrary
notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Article 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Class A Common Stock or other share.
Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Article 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

     Section 11.6 If as a result of an adjustment made pursuant to Section 11.1.2 or Section 13.1 hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Class A Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Class A Common Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11
and 11.12, and the provisions of Articles 7, 9, 10, 13 and 14 hereof with respect to the Class A Common Stock shall apply on like terms to any such other shares.

     Section 11.7 All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Class A Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     Section 11.8 Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Class A Common Stock obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     Section 11.9 The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Class A Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Class A Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Article 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     Section 11.10 Irrespective of any adjustment or change in the Purchase Price or the number of shares of Class A Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

     Section 11.11 Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of shares of Class A Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue on a fully-paid and non-assessable basis such number of shares of Class A Common Stock at such adjusted Purchase Price.

     Section 11.12 In any case in which this Article 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares of Class A Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Class A Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

     Section 11.13 Anything in this Article 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Article 11, as and to the extent that the Board of Directors of the Company in its good faith judgment shall determine to be advisable in order that any (i) consolidation or subdivision of the Class A Common Stock, (ii) issuance wholly for cash of any share of Class A Common Stock at less than the current market price, (iii) issuance wholly for cash of a share of Class A Common Stock or securities which by their terms are convertible into or exchangeable for a share of Class A Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Article 11, hereafter made by the Company to holders of its Class A Common Stock shall not be taxable to such shareholders.

     Section 11.14 Except as permitted by Article 23 or Article 26 hereof, the Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate, with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11.15 hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11.15 hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11.15 hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13.1 hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

     Section 11.15 The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Article 23 or Article 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     Section 11.16 Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.


                           ARTICLE 12
   CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.

     Section 12.1     Whenever an adjustment is made as provided in
Article 11 and Article 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Class A Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing Common Stock) in accordance with Article 25 hereof.
The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

                           ARTICLE 13
          CONSOLIDATION, MERGER OR SALE OR TRANSFER OF
                     ASSETS OR EARNING POWER.

     Section 13.1 In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall merge or consolidate with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with
Section 11.15 hereof), and the Company shall not be the continuing or surviving corporation of such merger or consolidation, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11.15 hereof), shall merge or consolidate with or into, the Company, and the Company shall be the continuing or surviving corporation of such merger or consolidation, and, in connection with such merger or consolidation, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with
Section 11.15 hereof), then, and in each such case and except as contemplated by Section 13.4 hereof, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section
7.5 hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Class A Common Stock for which a Right is exercisable immediately prior to the first occurrence of an Article 13 Event (or, if a Section 11.1.2 Event has occurred prior to the first occurrence of an Article 13 Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a Section 11.1.2 Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which, following the first occurrence of an Article 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement ) by either 50% of the current market price (determined pursuant to Section 11.4 hereof) per Common Share of such Principal Party on the date of consummation of such Article 13 Event, or, if two-thirds of the Board of Directors of the Company so determine, by such other percentage as the Board of Directors of the Company, in its discretion, deems appropriate and necessary to attempt to ensure fair value to the Shareholders; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such
Article 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Article 11 hereof shall apply only to such Principal Party following the first occurrence of an Article 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11.1.2 hereof shall be of no effect following the first occurrence of any Article 13 Event.

      Section 13.2     "Principal Party" shall mean

          (i)     in the case of any transaction described in clause
(x) or (y) of the first sentence of Section 13.1, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

          (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect subsidiary of another Person the Common Stock of which are and have been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

     Section 13.3 The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Article 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and
(b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

          (i) prepare and file a registration Statement under the Act, with respect to the Rights and securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

          (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Article 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that an Article 13 Event shall occur at any time after the occurrence of a Section 11.1.2 Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13.1.

     Section 13.4 Notwithstanding anything in this Agreement to the contrary, Article 13 shall not be applicable to a transaction described in subparagraphs (x) through (z) of Section 13.1 if (i) the price per share of Common Stock offered (in the case of a transaction described in subparagraphs (x) and (y) of Section 13.1) is not less than the price per Common Share paid to all holders of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer, and (ii) the form of consideration being offered (in the case of a transaction described in subparagraphs (x) and (y) of Section 13.1) to the remaining holders of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Tender or Exchange Offer. Upon consummation of any such transaction contemplated by this Section 13.4, all Rights hereunder shall expire.


                           ARTICLE 14
            FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

     Section 14.1 The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11.16 hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used as the current whole value of a whole Right.

     Section 14.2 The Company shall not be required to issue fractions of shares of Class A Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of fractional shares of Class A Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of shares of Class A Common Stock. For purposes of this Section 14.2, the current market value of one share of Class A Common Stock shall be the closing price of a share of Class A Common Stock (as determined pursuant to Section 11.4.2 hereof) for the Trading Day immediately prior to the date of such exercise.

     Section 14.3 The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Article 14.


                           ARTICLE 15
                        RIGHTS OF ACTION

     Section 15.1 All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.


                           ARTICLE 16
                   AGREEMENT OF RIGHTS HOLDERS

     Section 16.1 By accepting the Right, every holder of a Right consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          Section 16.1.1      Prior to the Distribution Date, the
Rights will be transferable only in connection with the transfer of Common Stock;

          Section 16.1.2 After the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

          Section 16.1.3 Subject to Section 6.1 and Section 7.6 hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7.5 hereof, shall be required to be affected by any notice to the contrary; and

          Section 16.1.4 Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.


                            ARTICLE 17
        RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

     Section 17.1 No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Class A Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Article 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.


                           ARTICLE 18
                   CONCERNING THE RIGHTS AGENT

     Section 18.1 The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, (except losses, liabilities or expenses incurred by the Rights Agent as a result of any negligence, bad faith or willful misconduct on the part of the Rights Agent), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

     Section 18.2 The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

                            ARTICLE 19
     MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

     Section 19.1 Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Article 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section 19.2 In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.


                           ARTICLE 20
                    DUTIES OF RIGHTS AGENT

     Section 20.1 The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions by all of which the Company and the holders of Rights
Certificates, by their acceptance thereof, shall be bound:

          Section 20.1.1 The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          Section 20.1.2     Whenever in the performance of its
duties under this      Agreement the Rights Agent shall deem it
necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          Section 20.1.3     The Rights Agent shall be liable
hereunder only for its own negligence, bad faith or willful misconduct.

          Section 20.1.4 The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          Section 20.1.5 The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificates (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Article 11 or Article 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustments); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          Section 20.1.6 The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          Section 20.1.7 The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

          Section 20.1.8 The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          Section 20.1.9 The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

          Section 20.1.10 No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          Section 20.1.11 If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.


                           ARTICLE 21
                     CHANGE OF RIGHTS AGENT

         Section 21.1 The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days, notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it has been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Article 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


                           ARTICLE 22
               ISSUANCE OF NEW RIGHTS CERTIFICATES

     Section 22.1 Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance, sale or delivery of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Stock so issued, sold or delivered pursuant to the exercise of stock options, stock appreciation rights, grants or awards outstanding on the Distribution Date under any benefit plan or arrangement for employees or Directors, or upon the exercise, conversion or exchange of securities outstanding on the Record Date or hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.


                           ARTICLE 23
                   REDEMPTION AND TERMINATION

     Section 23.1 The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.0l per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price") and the Company may, at its option, pay the Redemption Price either in Common Stock (based on the "current market price", as defined in Section 11.4 hereof of the Common Stock at the time of redemption) or cash; provided, however, that if, following the occurrence of a Stock Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event, or the Company shall have issued additional equity securities, in either instance such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding Common Stock, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Article 23. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11.1.2 Event until such time as the Company's right of redemption hereunder has expired.

     Section 23.2 Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the, Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     Section 23.3 In determining whether to redeem the Rights as provided in this Article 23, the Board of Directors of the Company may take into consideration the factors set forth in Section 1701.59 of the Ohio Revised Code as constituted at the time of adoption of this Rights Agreement or hereafter amended from time to time or any successor provision thereto.


                           ARTICLE 24
                    NOTICE OF CERTAIN EVENTS

     Section 24.1 In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of shares of Class A Common Stock or to make any other distribution to the holders of Class A Common Stock (other than a regular dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of shares of Class A Common Stock rights or warrants to subscribe for or to purchase any additional shares of Class A Common Stock or shares of stock of any class or any other securities, rights or options, or
(iii) to effect any reclassification of its shares of Class A Common Stock (other than a reclassification involving only the subdivision of outstanding Common Shares), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11.15 hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11.15 hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate to the extent feasible and in accordance with Article 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of shares of Class A Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of shares of Class A Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of shares of Class A Common Stock whichever shall be the earlier.

     Section 24.2     In case any of the events set forth in Section
11.1.2 hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with
Article 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11.1.2 hereof, and (ii) all references in the preceding paragraph to Class A Common Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.


                           ARTICLE 25
                            NOTICES

     Section 25.1     Notices or demands authorized by this
Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

             STRUCTURAL DYNAMICS RESEARCH CORPORATION
                         2000 Eastman Drive
                         Milford, Ohio 45150
                         Attention: Secretary

     Section 25.2 Subject to the provisions of Article 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                    HARRIS TRUST AND SAVINGS BANK
                    311 West Monroe Street, 14th Floor
                         Chicago, Illinois 60606

     Section 25.3 Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder shown on the registry books of the Company


                            ARTICLE 26
                   SUPPLEMENTS AND AMENDMENTS

     Section 26.1 Prior to the Distribution Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing Common Stock. From and after the Distribution Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Article 26, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.


                           ARTICLE 27
                           SUCCESSORS

     Section 27.1 All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                           ARTICLE 28
    DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC.

     Section 28.1 For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall
(x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.


                            ARTICLE 29
                   BENEFITS OF THIS AGREEMENT

     Section 29.1 Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).


                           ARTICLE 30
                          SEVERABILITY

     Section 30.1 If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Article 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

                           ARTICLE 31
                         GOVERNING LAW

     Section 31.1 This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state, except Articles 18, 19, 20 and 21 hereof which for all purposes shall be governed by and construed under the laws of the State of Illinois.


                           ARTICLE 32
                          COUNTERPARTS

     Section 32.1 This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                           ARTICLE 33
                      DESCRIPTIVE HEADINGS

     Section 33.1 Descriptive headings of the several Articles of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                    STRUCTURAL DYNAMICS RESEARCH CORPORATION

                    By /s/ John A. Mongelluzzo
                        Name:  John A. Mongelluzzo
                        Title:  Vice President, Secretary and
                                General Counsel

                    HARRIS TRUST AND  SAVINGS BANK


                    By /s/ Kenneth Penn
                         Name:  Kenneth Penn
                         Title:  Corporate Trust Officer

Exhibit A

                 Form of Rights Certificate

Certificate No. R-                                ______ Rights


NOT EXERCISABLE AFTER AUGUST 10, 2008 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.0l PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*


---------------------------------

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                     Rights Certificate

          STRUCTURAL DYNAMICS RESEARCH CORPORATION

     This certifies that __________________________ or registered assigns, is the registered owner of the number of rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of August 10, 1998 (the "Rights Agreement"), between Structural Dynamics Research Corporation, an Ohio corporation (the "Company"), and Harris Trust and Savings Bank (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Chicago time) on August 10, 2008 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid, non-assessable share of Class A Common Stock (the "Common Stock") of the Company, at a purchase price of $110.00 per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and Related Certificate duly executed. The Purchase Price shall be paid, at the election of the holder, in cash or shares of Class A Common Stock of the Company having an equivalent value. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of August 10, 1998, based on the Common Stock as constituted at such date.

     Except as otherwise provided in the Rights Agreement, upon the occurrence of any Section 11.1.2 Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of any such
Section 11.1.2 Event.

     As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are available upon written request to the Company.

     The Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.0l per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. After the expiration of the redemption period, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company.

     No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights
Agreement.

     No holder of this Rights Certificate shall, by virtue of this Rights Certificate alone, be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights
Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date as of ________________________, _____

ATTEST:                              STRUCTURAL DYNAMICS RESEARCH
CORPORATION

                                     By___________________________
     Secretary                              Name:
                                            Title:



Countersigned:

HARRIS TRUST AND SAVINGS BANK


By ___________________________
     Authorized Signature           (Form of Reverse Side of Rights
Certificate)

                      FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)


FOR VALUE RECEIVED ________________________________________hereby sells, assigns and transfers unto
_______________________________________________________________
     [please print name and address of transferee] this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the within-named Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:  ____________________, ___

                                   ____________________________
                                        Signature

Signature Guaranteed:


                         Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
     (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _________________, ___      ___________________________
                              Signature



Signature Guaranteed:



                          NOTICE


     The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights
Certificate in every particular, without alteration or enlargement or any change whatsoever.

                FORM OF ELECTION TO PURCHASE

          (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To:     Structural Dynamics Research Corporation

     The undersigned hereby irrevocably elects to exercise
          Rights represented by this Rights Certificate to purchase the shares of Class A Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:


Please insert social security or other identifying number:___________________________________________________________
__________________________________________________________________
__________________________________________________________________
               (Please print name and address)
__________________________________________________________________
__________________________________________________________________

__________________________________________________________________
__________________________________________________________________


     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:____________________________________________________________

               (Please print name and address)

__________________________________________________________________



Dated:               , ___



                                             Signature
Signature Guaranteed:
                        CERTIFICATE

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights Evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring person (as such terms are defined pursuant to the Rights Agreement);
     (2) after due inquiry and to the best knowledge of the undersigned, it [ ]did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _________________, __     ___________________________
                                   Signature



Signature Guaranteed:



                            NOTICE


     The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit B          Form of Summary of Rights

           STRUCTURAL DYNAMICS RESEARCH CORPORATION
       SUMMARY OF RIGHTS TO PURCHASE CLASS A COMMON STOCK

     On August 6, 1998, the board of Directors of Structural Dynamics Research Corporation (the "Company") declared a dividend distribution of one Right for each outstanding share of Class A Common Stock of the Company to shareholders of record at the close of business on August 10, 1998. Each Right entitled the registered holder to purchase from the Company one share of the Class A Common Stock (the "Common Stock"), at a Purchase Price of $110.00 per share, subject to adjustment. The Purchase Price may be paid, at the option of the holder, in cash or shares of Common Stock having a value at the time of exercise equal to the Purchase Price. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent.

Common Share Certificates Evidencing Rights

     Initially, the Rights will be attached to all Common Stock Certificates representing shares of Common Stock then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the shares of Common Stock and a distribution date (the "Distribution Date") will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the outstanding shares of Common Stock. Until the Distribution Date,
(i) the Rights will be evidenced by the certificates for the Common Stock and will be transferred with and only with the transfer of the underlying Common Stock certificates, (ii) new Common Stock certificates issued after August 10, 1998, will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the shares of common Stock represented by such certificate.

Distribution Date

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on August 10, 2008, unless earlier redeemed by the Company as described below.

Issuance of Rights Certificates; Expiration of Rights

     As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except in connection with the exercise of employee stock options or stock appreciation rights under any other benefit plan for employees or Directors or in connection with the exercise of warrants or conversion of convertible securities, only shares of Common Stock issued after August 10, 1998, and prior to the Distribution Date will be issued with Rights.

Protection Against Self-Dealing and Certain Unfair Transactions;
     Right to Buy SDRC Class A Common Stock at Half Price

     In the event that, at any time following the Distribution Date,
(i) the Company is the surviving corporation in a merger with an Acquiring Person and its shares of Common Stock are not changed or exchanged, (ii) a Person becomes the beneficial owner of more than 20% of the then outstanding shares of Common Stock, (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than one percent (e.g., a reverse stock split), each holder of a Right will thereafter have the adjusted right to receive, upon exercise, shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right or equal to such other value as the Board of Directors of the Company, in its discretion and by a two-thirds vote, shall deem appropriate and necessary to attempt to insure fair value to the Shareholders. In addition, following the occurrence of any of the events set forth in clauses (i), (ii),
(iii) or (iv) of this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person who was involved in the transaction giving rise to any such event will be null and void. However, Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

     For example, at an exercise price of $110.00 per Right, each Right not otherwise voided following an event set forth in the preceding paragraph would entitle its holder to purchase $220.00 worth of Common Stock (or other consideration, as noted above) for $110.00. Assuming that the Common Stock had a per share value of $110.00 at such time, the holder of each valid Right would be entitled to purchase 2 shares of Common Stock for $110.00.

Protection Against Certain Unfair Two-Step or Coercive Transactions;
     Right to Buy Acquiring Company Stock at Half Price

     In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which is described in, or which follows a tender offer or exchange offer described in, the second preceding paragraph), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the adjusted right to receive, upon exercise, shares of Common Stock of the acquiring company having a value equal to two times the exercise price of the Right or equal to such other value as the Board of Directors of the Company, in its discretion and by a two-thirds vote, shall deem appropriate and necessary to attempt to insure fair value to the shareholders. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

Adjustments to Prevent Dilution

     The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences-of indebtedness-or assets (excluding regular dividends) or of subscription rights or warrants (other than those referred to above).

Cash Paid Instead of Issuing Fractional Shares

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

Redemption

     At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.0l per Right. After the redemption period has expired, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 per Right redemption price.


No Shareholder Rights Prior to Exercise

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for shares of Common Stock (or other consideration) of the Company or for shares of Common Stock of the acquiring company as set forth above.

Amendment of Rights Agreement

     Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors of the Company in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement.

Rights Agreement Filed With Securities and Exchange Commission

     A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

                           EXHIBIT 99.1


For Immediate Release
Contact:

John A. Mongelluzzo
Vice President, Secretary and General Counsel
513/576-2401


         SDRC BOARD ADOPTS NEW SHAREHOLDER RIGHTS PLAN


CINCINNATI, OHIO, August 6, 1998 -- Structural Dynamics Research Corporation (NASDAQ:SDRC) announced today that the Company's board of directors has approved a new shareholder rights plan to replace the plan that will expire on August 10, 1998. The new plan contains provisions that are similar to those in the previous plan. Under the new plan, a dividend of one right will be distributed for each share of SDRC common stock outstanding at the close of business on August 10, 1998.

Initially, the rights are attached to SDRC's common shares and do not become exercisable unless a person or group acquires 20% or more of SDRC's common shares or announces a tender or exchange offer which, upon consummation, would result in a person or group owning 20% or more of SDRC's common shares. The new rights are redeemable at a price of $.01 per right and will expire on August 10, 2008.

The plan was not adopted in response to any specific threat to acquire control of SDRC, and the board is not aware of any such activity.

SDRC is a leading international supplier of Mechanical Design Automation and Testing software, Product Data Management software, and related services. The Company's products and services help manufacturers optimize product concepts early in the design process, enabling them to significantly improve product quality while reducing product development time and cost. SDRC employs more than 2,200 people and has 64 offices in 16 countries throughout North America, Europe and the Asia/Pacific region.

Note to Editors:  SDRC is a registered trademark of Structural
Dynamics Research Corporation.